Virtus Balanced Allocation Fund,

a series of Virtus Insight Trust

Supplement dated June 19, 2012, to the Virtus Balanced Allocation Fund Summary

Prospectus dated May 1, 2012, and the Virtus Insight Trust Prospectus and Statement of Additional Information, each dated May 1, 2012, as supplemented

IMPORTANT NOTICE TO INVESTORS

On June 4, 2012, the Board of Trustees of the Virtus Insight Trust voted to liquidate the Virtus Balanced Allocation Fund. Based on the recommendation of management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Fund. Effective July 18, 2012, the Virtus Balanced Allocation Fund will be closed to new investors and additional investor deposits.

On or about July 20, 2012, the Fund will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Virtus Balanced Allocation Fund for shares of the same class of any other Virtus Mutual Fund. Virtus Mutual Funds include those mutual funds advised or subadvised by the Adviser or its advisory affiliates and distributed by the Distributor, provided such other mutual funds extend reciprocal privileges to shareholders of the Virtus Mutual Funds. Shareholders may also redeem their shares at any time prior to the Fund’s liquidation on July 20, 2012. There will be no fee or sales charges associated with exchange requests.

Any investment not exchanged or redeemed by the close of business on July 20, 2012 will be liquidated and the proceeds mailed to shareholders, except BNY Mellon IS Trust Company custodial accounts, which will be exchanged for shares of the Virtus Insight Money Market Fund. (Class A and I Shares will be exchanged for the same class of shares of Virtus Insight Money Market Fund; Class C Shares will be exchanged for Class A Shares of Virtus Insight Money Market Fund.) Shareholders with BNY Mellon IS Trust Company custodial accounts should consult the prospectus for the Virtus Insight Money Market Fund for information about that fund.

Because the exchange or redemption of your shares could be a taxable event, we suggest you consult with your tax advisor prior to the Fund’s liquidation.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VIT 8003/Closing BAF (6/2012)